As filed with the Securities and Exchange Commission on November 14, 1997.

                                                       Registration Nos. 33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

                 Pre-Effective Amendment No.                                 |_|

                 Post-Effective Amendment No. 83                             |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                 Amendment No. 87                                            |X|

                        (Check appropriate box or boxes.)

                                 -------------

                     Standish, Ayer & Wood Investment Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760

                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    |_| Immediately upon filing pursuant to Rule 485(b)

    |_| On [Date] pursuant to Rule 485(b)

    |_| 60 days after filing pursuant to Rule 485(a)(1)

    |_| On [Date] pursuant to Rule 485(a)(1)

    |_| 75 days after filing pursuant to Rule 485(a)(2)

    |X| On January 27, 1998 pursuant to Rule 485(a)(2)

                           --------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST*

                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                    Prospectus
Form Item                                 Cross-Reference
---------                                 ---------------

Item 1.     Cover Page                    Cover Page

Item 2.     Synopsis                      "Expense Information"

Item 3.     Condensed Financial           Not Applicable

Item 4.     General Description           Cover Page, "The Funds and Their
              of Registrant               Shares", "Investment Objective and
                                          Policies", "Description of Securities
                                          and Related Risks", "Investment
                                          Techniques and Related Risks" and
                                          "Information about the Master-Feeder
                                          Structure"

Item 5.     Management of the Fund        "Management", "Custodians", and
                                          "Transfer Agent and Dividend
                                          Disbursing Agent"

Item 6.     Capital Stock and             "The Funds and Their Shares",
              Other Securities            "Purchase of Shares", "Redemption of
                                          Shares", "Dividends and Distributions"
                                          and "Federal Income Taxes"

Item 7.     Purchase of Securities        Cover Page and "Purchase of
              Being Offered               Shares"

Item 8.     Redemption or Repurchase      "Redemption of Shares"

Item 9.     Pending Legal Proceedings     Not Applicable

--------
      *This Post-Effective Amendment to the Registrant's Registration Statement is being filed with respect to the following series of the Registrant: Standish International Equity Fund. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not effected hereby and, therefore, are not included herewith.

                                          Statement of Additional
Part B                                    Information Cross-
Form Item                                 Reference
---------                                 ---------

Item 10.    Cover Page                    Cover Page

Item 11.    Table of Contents             "Contents"

Item 12.    General Information
              and History                 Not Applicable

Item 13.    Investment Objectives         "Investment Objective and
            and Policies                  and Policies" and "Investment
                                          Restrictions"

Item 14.    Management of the Fund        "Management"

Item 15.    Control Persons and           "Management"
              Principal Holders
              of Securities

Item 16.    Investment Advisory and       "Management"
              Other Services

Item 17.    Brokerage Allocation          "Portfolio Transactions"

Item 18.    Capital Stock and             "The Funds and Their Shares"
              Other Securities

Item 19.    Purchase, Redemption          "Redemption of Shares" and
              and Pricing of Securities   "Determination of Net Asset
              Being Offered               Value"

Item 20.    Tax Status                    "Taxation"

Item 21.    Underwriters                  Not Applicable

Item 22.    Calculation of                "Calculation of Performance
              Performance Data            Data"

Item 23.    Financial Statements          "Experts and Financial Statements"

--------------------------------------------------------------------------------

SUPPLEMENT DATED MAY 28, 1997

                                     [LOGO]

                              TO THE PROSPECTUS OF

                              STANDISH EQUITY FUND
                       STANDISH INTERNATIONAL EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                                DATED MAY 1, 1997

 ................................................................................

Each of the above-referenced Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code.

--------------------------------------------------------------------------------

The Standish Group of
Equity Funds

Standish Equity Fund
Standish International
Equity Fund
Standish Small
Capitalization
Equity Fund
Standish Small
Capitalization
Equity Fund II

Prospectus

Standish Group of Equity Funds

The Standish Group of Equity Funds includes the Standish Equity Fund, the Standish Small Capitalization Equity Fund, the Standish Small Capitalization Equity Fund II and the Standish International Equity Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Equity Fund, Small Capitalization Equity Fund and Small Capitalization Equity Fund II invest exclusively in the Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio and Standish Small Capitalization Equity Portfolio II, respectively, each an open end investment company. Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser to the Equity Portfolio, the Small Capitalization Equity Portfolio, and the Small Capitalization Equity Portfolio
II. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts, is the investment adviser to the International Equity Fund. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."

Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at
(800) 729-0066.

The Advisers seek to add value by capturing improving business momentum at reasonable valuations. Their style blends quantitative and fundamental analysis to find those stocks or markets where estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. Privately held by twenty-one employee/directors and headquartered in Boston, Massachusetts, Standish employs over eighty investment professionals with a total staff of more than two hundred.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800)729-0066. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

Table of Contents

Fund Comparison Highlights .................................................   3
Expense Information ........................................................   4
Financial Highlights .......................................................   5
Investment Objectives and Policies .........................................   9
The Equity Fund ............................................................   9
The Small Capitalization Equity Fund .......................................  10
The Small Capitalization Equity Fund II ....................................  10
The International Equity Fund ..............................................  10
Description of Securities and Related Risks 11
Investment Techniques and Related Risks ....................................  13
Information about the Master-Feeder Structure ..............................  15
Calculation of Performance Data ............................................  15
Dividends and Distributions ................................................  16
Purchase of Shares .........................................................  16
Net Asset Value ............................................................  16
Exchange of Shares .........................................................  17
Redemption of Shares .......................................................  17
Management .................................................................  18
Federal Income Taxes .......................................................  20
The Funds and Their Shares .................................................  20
Custodians .................................................................  20
Transfer Agent and Dividend Disbursing Agent ...............................  21
Independent Accountants ....................................................  21
Legal Counsel ..............................................................  21
Tax Certification Instructions .............................................  21

Fund Comparison Highlights

The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

                                 Equity Fund           Small Capitalization       Small Capitalization    International Equity Fund
                                                           Equity Fund               Equity Fund II

Investment Objective        Long-term growth of     Long-term growth of        Long-term growth of        Long-term capital growth
                            capital through         capital through            capital.  Seeks to         through investment in a
                            investment primarily    investment primarily in    achieve that objective     diversified portfolio of
                            in equity and           equity and equity-related  through investment         foreign equity
                            equity-related          securities of small        primarily in equity and    securities
                            securities of           capitalization companies   equity related securities
                            companies which appear                             of small capitalization
                            to be undervalued                                  companies.

Key Strategy                Emphasize stocks        Emphasize rapidly          Emphasize rapidly          Emphasize stocks and
                            believed to offer       growing, high quality      growing, high quality      markets believed to
                            above average           companies with market      companies with market      offer above average
                            potential for capital   capitalizations less than  capitalizations less than  potential for capital
                            growth through the use  $700 million that are      $1 billion that are        growth through the use
                            of statistical          involved with value added  involved with value added  of statistical modeling
                            modeling techniques     products or services       products or services       techniques
                            and fundamental
                            analysis

Market Capitalization of    No limit; general       $700 million or less       $1 billion or less         No limit; general range
Companies Focused on by     range is medium to                                                            is medium to large
the Fund                    large capitalization                                                          capitalization

Foreign Securities          Yes; no limit for       Yes; limited to 15% of     Yes; limited to 15% of     Yes; without limit,
                            securities listed on a  total assets               total assets               including up to 25% of
                            U.S. exchange or                                                              total assets in
                            traded in the U.S.                                                            securities of issuers
                            over-the-counter                                                              located in emerging
                            ("OTC") market but                                                            markets
                            limited to 10% of
                            total assets for
                            foreign securities
                            which are not so
                            listed or traded

Benchmark Index             S&P 500                 Russell 2000, Russell      Russell 2000, Russell       EAFE Index
                                                    2000 Growth and S&P 500    2000 Growth and S&P 500

Expense Information

Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Equity Fund include expenses of the Fund and the Equity Portfolio, for the Small Capitalization Equity Fund include expenses of the Fund and the Small Capitalization Equity Portfolio, and for the Small Capitalization Equity Fund II include expenses of the Fund and the Small Capitalization Equity Portfolio II. The Trusts' Trustees believe that total operating expenses of the Equity Fund, the Small Capitalization Equity Fund and the Small Capitalization Equity Fund II are approximately equal to or less than what would be the case if the Funds did not invest all of their investable assets in their corresponding Portfolios.

                                                                         Small         Small
                                                                    Capitalization  Capitalization   International
                                                      Equity Fund   Equity Fund II  Equity Fund II    Equity Fund

Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases               None          None            None            None

     Maximum Sales Load Imposed on Reinvested              None          None            None            None
     Dividends

     Deferred Sales Load                                   None          None            None            None

     Redemption Fees                                       None          None            None            None

Annual Operating Expenses
(as a percentage of average net assets)

     Management Fees (after applicable limitation)        0.005         0.006            0.00%*          0.21%*

                                                                                                  ------------

     12b-1 Fees                                            None          None            None            None

     Other Expenses (after applicable expense            0.0021        0.0015            0.00%*          0.79%
     limitation)+
                                                    -----------  ------------    ------------    ------------

     Total Operating Expenses (after applicable
     expense limitation)                                 0.0071        0.0075            0.00%*          1.00%*
                                                    ===========  ============    ============    ============

*The Advisers have voluntarily and temporarily agreed to limit certain expenses of the Small Cap II Fund and International Equity Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average daily net assets for the fiscal year ended December 31,
1996) would have been: Small Cap Fund -- 0.60%, 0.16%, and 0.76%; Small Cap II Fund -- 0.60%, 1.55% and 2.15%; and International Equity Fund -- 0.50%, 0.79% and 1.29%. The Adviser may revise or discontinue these agreements at any time although they have no current intentions to do so.

+Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                                        Small         Small
                                   Capitalization  Capitalization  International
                     Equity Fund   Equity Fund II  Equity Fund II   Equity Fund

After 1 Year             $ 7            $ 8              $0             $ 10
After 3 Years             23             25               0               32
After 5 Years             41             43               0               55
After 10 Years            91             95               0              122

The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

Financial Highlights

The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.

                          Equity Financial Highlights

Equity Fund                                                                          Year Ended December 31,
                                                            1996        1995        1994        1993        1992*       1991*+
Net asset value - beginning of period                     $34.81      $28.66      $30.89      $26.28      $25.66       $20.00
                                                        --------    --------    --------    --------    --------     --------
Income from investment operations
   Net investment income                                   $0.60       $0.76       $0.45       $0.50       $0.56        $0.46
   Net realized and unrealized gain (loss)
   on investments                                           8.52        9.94       (1.62)       5.57        1.81         6.17
                                                        --------    --------    --------    --------    --------     --------
   Total from investment operations                        $9.12      $10.70      ($1.17)      $6.07       $2.37        $6.63
                                                        --------    --------    --------    --------    --------     --------
Less distributions declared to shareholders
   From net investment income                              (0.56)      (0.78)      (0.44)      (0.47)      (0.54)       (0.35)
   From realized gain on investments                       (4.58)      (3.77)      (0.62)      (0.99)      (1.19)       (0.62)
   From paid-in capital                                       --          --          --          --       (0.02)          --
                                                        --------    --------    --------    --------    --------     --------
   Total distributions declared to shareholders            (5.14)      (4.55)     ($1.06)     ($1.46)     ($1.75)      ($0.97)
                                                        --------    --------    --------    --------    --------     --------

   Net asset value - end of period                        $38.79      $34.81      $28.66      $30.89      $26.28       $25.66
                                                        ========    ========    ========    ========    ========     ========

Total return(3)                                            26.84%      37.55%      (3.78%)     20.79%       9.52%       33.45%t
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000 omitted)            $105,855     $88,532     $86,591     $72,916     $14,679       $7,498
   Expenses**(1)                                            0.71%       0.69%       0.70%       0.80%       0.00%        1.00%t
   Net investment income**                                  1.53%       2.05%       1.55%       1.29%       2.52%        1.92%t

   Portfolio turnover(2)                                      41%        159%        182%        192%         92%          86%
   Average Commission Rate(2)                             0.0499

** For the year ended December 31, 1996 and the three-year period ended December 31, 1993, Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share                         $0.59                               $0.47       $0.34        $0.23
   Ratios (to average net assets)
   Expenses                                                0.72%                               0.97%       1.00%        1.99%
   Net Investment Income                                   1.52%                               1.12%       1.52%        0.93%

t   Computed on an annualized basis.

*   Audited by other auditors.

+   For the period from January 2, 1991 (start of business) to December 31,
    1991.

1 Includes the Fund's share of the Standish Equity Portfolio's allocated expenses for the period from May 3, 1996 through December 31, 1996.

2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are 78% and $0.0483, respectively, as shown in the Standish Equity Portfolio's financial statements included in the Statement of Additional Information.

3 The Fund's performance benchmark is the S&P 500 Index. See "Calculation of Performance Data" for a description of the S&P 500 Index. The average annual total return of the S&P 500 Index for each year since the Fund's inception was as follows (this total return information is not audited):

Total Return:                                               1996        1995        1994        1993        1992         1991
   S&P 500                                                 22.96%      37.58%       1.32%      10.08%       7.63%       30.47%

                         Small Cap Financial Highlights

Small Capitalization Equity Fund                                                   Year Ended December 31,
                                                     1996         1995        1994        1993       1992*        1991*     1990*+
Net asset value - beginning of period              $53.46       $42.15      $48.97      $39.83      $39.99       $27.57    $26.24
                                                 --------     --------    --------    --------    --------     --------  --------
Income from investment operations
   Net investment income (loss)                        --           --          --      ($0.07)     ($0.11)      ($0.04)    $0.01
   Net realized and unrealized gain (loss)
   on investments                                   9.29        12.57      ($1.84)      11.31        4.00        17.87      1.33
                                                 --------     --------    --------    --------    --------     --------  --------
   Total from investment operations                  9.29       $12.57      ($1.84)     $11.24       $3.89       $17.83     $1.34
                                                 --------     --------    --------    --------    --------     --------  --------
Less distributions declared to shareholders
   From net investment income                          --           --          --          --          --           --    ($0.01)
   From realized gains on investments              ($9.79)      ($1.26)      (4.98)      ($2.1)      (4.05)      ($5.35)       --
   From paid-in capital                                --           --          --          --          --       ($0.06)       --
                                                 --------     --------    --------    --------    --------     --------  --------

   Total distributions declared
   to shareholders                                 ($9.79)      ($1.26)      (4.98)     ($2.10)      (4.05)      ($5.41)   ($0.01)
                                                 --------     --------    --------    --------    --------     --------  --------
   Net asset value - end of period                 $52.96       $53.46      $42.15      $48.97      $39.83       $39.99    $27.57
                                                 ========     ========    ========    ========    ========     ========  ========
Total return(3)                                     17.36%       29.83%      (3.66%)     28.21%       9.74%       64.71%    15.35%t

Ratios (to average net assets)/
Supplemental Data
   Net assets at end of period (000 omitted)     $244,131     $180,470    $107,591     $85,141     $50,950      $35,418   $13,273
   Expenses(1)                                       0.75%**      0.75%       0.79%       0.88%       1.04%        0.87%     1.48%t
   Net investment income                            (0.44%)**   (0.030%)    (0.027%)    (0.018%)    (0.038%)     (0.015%)    0.17%t
   Portfolio turnover(2)                               28%         112%        130%        144%        101%          96%       13%
   Average Broker Commission Rate(2)               $0.045           --          --          --          --           --        --

----------
t   Computed on an annualized basis.
*   Audited by other auditors.
** For the period from January 1, 1996 to May 3, 1996, Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

Net investment income per share                    ($0.01)

Ratios (to average net assets):
   Expenses                                         0.076%
   Net investment income                           (0.045%)

+   For the period from August 31, 1990 (start of business) to December 31,
    1990.
1 Includes the Fund's share of Standish Small Capitalization Equity Portfolio's allocated expenses for the period from May 3, 1996 through December 31, 1996.
2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are 76% and $0.0434 as shown in the Standish Small Capitalization Portfolio's financial statements included in the Statement of Additional Information.
3 The Fund's performance benchmarks are the S&P 500 Index, the Russell 2000 Index and the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):

Total Return:                                         1996        1995        1994        1993        1992         1991      1990
   S&P 500                                           22.96%      37.58%       1.32%      10.08%       7.63%       39.47%    (3.16%)
   Russell 2000                                      16.53%      28.44%      (1.83%)     10.89%      18.42%       41.64%   (19.52%)
   Russell 2000 Growth                               11.26%      31.04%      (2.43%)     13.36%       7.77%       51.19%   (17.41%)

                       Small Cap II Financial Highlights

Small Capitalization Equity Fund II                                For the period December 23, 1996 (commencement of Operations)
                                                                                         through December 31, 1996
Net asset value - beginning of period                                                          $20.00
                                                                                              -------
Income from investment operations
   Net investment income (1)                                                                    $0.00
   Net realized and unrealized gain (loss) on investments                                        0.39
   Total from investment operations                                                             $0.39
                                                                                              -------
Less distributions declared to shareholders
   From net investment income
   From realized gains on investments                                                              --
   From paid-in capital                                                                            --
                                                                                              -------

   Total distributions declared to shareholders                                                    --
   Net asset value - end of period                                                             $20.39
                                                                                              =======
Total return(1)                                                                                    --

Ratios (to average net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                                                     $484
   Expenses(1)*                                                                                   N/A(2)
   Net investment income                                                                          N/A(2)

----------
*   Computed on an annualized basis.
    Includes the Fund's share of Portfolio allocated expenses.
    Ratios are not meaningful due to the short period of operations. All expenses were reimbursed by Standish. The Fund's performance benchmarks are the S&P 500 Index, the Russell 2000 Index and the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for 1996, the year in which the Fund commenced operations, was as follows (this total return information is not audited):

    Total Return:
      S&P 500                                                                                   22.96%
      Russell 2000                                                                              16.53%
      Russell 2000 Growth                                                                       11.26%

                   International Equity Financial Highlights

International Equity Fund                                              Year Ended December 31,
                                    1996         1995       1994       1993       1992*      1991*      1990*      1989*     1988*+

Net asset value
--beginning of period             $23.54       $23.12     $26.74     $19.78     $22.20     $20.16     $23.10     $20.07     $20.00
                                 -------      -------    -------    -------    -------    -------    -------    -------    -------
Income from
investment operations
   Net investment income           $0.47        $0.04      $0.21      $0.26      $0.26     ($0.33)     $0.55      $0.49      $0.06
   Net realized and unrealized
   gain (loss) on investments      $1.28        $0.45     ($2.08)     $7.29     ($2.47)     $2.02     ($2.67)     $3.23      $0.01
                                 -------      -------    -------    -------    -------    -------    -------    -------    -------
   Total from investment
    operations                     $1.75        $0.49     ($1.87)     $7.55     ($2.21)     $2.35     ($2.12)     $3.72      $0.07
                                 -------      -------    -------    -------    -------    -------    -------    -------    -------
Less distributions declared
to shareholders
   From net investment income     ($0.51)          --     ($0.12)    ($0.23)    ($0.21)     $0.30     ($0.41)    ($0.50)        --

   In excess of net
   investment income                  --           --         --     ($0.36)        --         --         --         --         --

   From realized gains
   on investments                 ($1.53)       $0.07     ($1.63)        --         --     ($0.01)    ($0.41)    ($0.19)        --
                                 -------      -------    -------    -------    -------    -------    -------    -------    -------

   Total distributions declared
   to shareholders                ($2.04)      ($0.07)    ($1.75)    ($0.59)    ($0.21)    ($0.31)    ($0.82)    ($0.69)     $0.00
                                 -------      -------    -------    -------    -------    -------    -------    -------    -------

   Net asset value
   --end of period                $23.25       $23.54     $23.12     $26.74     $19.78     $22.20     $20.16     $23.10     $20.07
                                 =======      =======    =======    =======    =======    =======    =======    =======    =======

Total return(2)                     7.44%        2.14%     (6.99%)    38.27%     (9.95%)    11.73%     (9.44%)    18.79%      5.32%t

   Net assets at end of
   period (000 omitted)          $47,739      $59,473   $104,435    $92,419    $56,539    $47,077    $24,872    $19,141    $10,158
Ratios (to average net assets)/
Supplemental Data
   Expenses                         0.50%**      1.22%      1.23%      1.34%      1.53%      1.54%      1.60%      1.60%      1.60%t
   Net investment income            1.80%**      1.76%      1.52%      1.09%      1.18%      1.30%      2.19%      2.29%      3.90%t
   Portfolio turnover                163%         108%        75%        98%        98%        27%        48%        38%         0%
   Average Broker Commission
   Rate Per Share                $0.0092

----------
t   Computed on an annualized basis.
*   Audited by other auditors.
** Standish voluntarily waived a portion of its investment advisory fee. Had this action not been undertaken, the net investment income per share and the ratios would have been:

Net investment income per share    $0.27

Ratios (to average net assets):
   Expenses                         1.29%
   Net investment income            1.01%

+   For the period from August 31, 1988 (start of business) to December 31,
    1988.
1 Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.
2 The Fund's performance benchmark is the Europe, Asia, Far-East ("EAFE") Index. See "Calculation of Performance Data" for a description of the EAFE Index. The average annual total return of the EAFE Index for each year since the Fund's inception was as follows (this total return information is not audited):

   Total Return:                    1996         1995       1994       1993       1992       1991       1990       1989       1988
     EAFE                          6.04%        11.22%      7.79%     32.57%    (12.19%)   (12.12%)   (23.43%)    10.61%      0.60%

Investment Objectives and Policies

Investment Strategy

Each Fund is an actively managed diversified portfolio consisting primarily of equity and equity-related securities. Each Fund is managed to achieve long-term growth of capital. The Equity Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies which appear to be undervalued. The Small Capitalization Equity Fund ("Small Cap Fund") and the Small Capitalization Equity Fund II ("Small Cap II Fund") seek to achieve their respective objectives by focusing on equity and equity-related securities of small capitalization companies. The Small Cap Fund invests primarily in securities of companies with market capitalizations less than $700 million while the Small Cap II Fund invests primarily in securities of companies with market capitalizations less than $1 billion. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of foreign equity securities. The Equity Fund, the Small Cap Fund and the Small Cap II Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About The Master-Feeder Structure."

The Advisers seek to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. For the Equity Fund and the International Equity Fund, the Advisers utilize both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. For the Small Cap and Small Cap II Funds, Standish emphasizes small capitalization companies that have developed strong sector or industry positions and have produced solid balance sheets.

The equity and equity-related securities in which each Fund invests include exchange-traded and over-the-counter common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies, limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies, although not all Funds invest to the same extent in securities of foreign issuers. Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

* * *

Each Fund's specific investment objective, policies and strategies are set forth below to assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Equity Fund

The investment objective and characteristics of the Equity Fund correspond directly to those of the Equity Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objective and policies of the Equity Portfolio. Investment Objective. The Equity Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

Principal Investments. Under normal circumstances, at least 80% of the Equity Portfolio's total assets will be invested in equity and equity-related securities.

Investment Strategies. The Equity Portfolio follows a disciplined investment strategy, emphasizing stocks which Standish believes offer above average potential for capital growth. Although the precise application of the discipline will vary according to market conditions, Standish intends to use statistical modeling techniques that utilize stock specific factors (e.g., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by Standish's professional staff before they are included in the Equity Portfolio's holdings. Securities selected for inclusion in the Equity Portfolio's holdings will represent various industries and sectors.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Equity Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

The Equity Portfolio may invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. These securities will be rated Aaa, Aa or A by Moody's Investor Service, Inc., or AAA, AA, or A by Standard and Poor's Ratings Group, Duff and Phelps, Inc. or Fitch Investors Service, Inc., or, if unrated, determined by Standish to be of comparable credit quality. Up to 5% of the Equity Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's, Duff, or Fitch. The Equity Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Equity Portfolio may purchase and sell put and call options, enter into futures contracts on U.S. equity indices, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund

The investment objective and characteristics of the Small Cap Fund correspond directly to those of the Small Capitalization Equity Portfolio ("Small Cap Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap Portfolio.

Investment Objective. The Small Cap Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of small capitalization companies.

Principal Investments. Under normal circumstances, at least 80% of the Small Cap Portfolio's total assets will be invested in equity and equity-related securities of small capitalization companies. The Small Cap Portfolio will focus its investments in small capitalization companies that have market capitalizations less than $700 million. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $700 million after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Investment Strategies. The Small Cap Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $700 million, although the Small Cap Portfolio may include securities of larger, more mature companies. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Small Cap Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund II

The investment objective and characteristics of the Small Cap II Fund correspond directly to those of the Small Capitalization Equity Portfolio II ("Small Cap II Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap II Portfolio.

Investment Objective. The Small Cap II Portfolio's investment objective is to achieve long term growth of capital. The Portfolio seeks to achieve its objective through investment primarily in equity and equity-related securities of small capitalization companies.

Principal Investments. Under normal circumstances, at least 80% of the Small Cap II Portfolio's total assets will be invested in equity and equity-related securities of small capitalization companies. The Small Cap II Portfolio will focus its investments in small capitalization companies on those with market values less than $1 billion. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap II Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap II Portfolio may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations less than $1 billion after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Investment Strategies. The Small Cap II Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $1 billion. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Small Cap II Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap II Portfolio may enter into repurchase agreements, engage in short selling and is permitted to invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap II Portfolio may also purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The International Equity Fund

Investment Objective. The International Equity Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign equity securities. Capital growth is expected to result primarily from appreciation of the equity securities held in the Fund's portfolio; however, the Fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. Income received on the Fund's investments is incidental to the Fund's primary objective to obtain long-term capital growth.

Principal Investments. Under normal circumstances, at least 65% of the International Equity Fund's total assets will be invested in equity and equity-related securities of companies located in the foreign countries represented in the Morgan Stanley Capital International World Index (the "MSCI Index") and the Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The Fund intends to be invested in a broad range of foreign countries, but is not required to invest in each country represented in the EAFE Index or to invest in those countries in accordance with their weightings in the EAFE Index. The Fund intends to invest in a minimum of five countries.

Up to 25% of the Fund's total assets may be invested in securities of issuers doing business in emerging markets, provided that not more than 5% of the Fund's total assets may be invested in issuers located in any one emerging market. SIMCO considers an emerging equity market to be any country that is not represented in the MSCI World Index, which is an index of stocks in developed markets.

Investment Strategy. The Fund follows a disciplined investment strategy, emphasizing stocks and markets which SIMCO believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, SIMCO uses statistical modeling techniques that utilize stock and market specific factors to identify equity securities and markets that are attractive as purchase candidates. These factors include current and historical price multiple ratios and trends in consensus analysis estimates. Once identified, these securities and markets are subject to further review by the Fund's portfolio manager before they are included in the Fund's portfolio. Securities selected for inclusion in the Fund's portfolio will represent various industries and sectors.

Other Investments. The Fund may invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by SIMCO to be of comparable credit quality. The Fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the Fund for investment. The Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities. The Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

Description of Securities and Related Risks

The following sections include descriptions of specific securities and the risks that are associated with the purchase of a particular type of security or the utilization of a specific investment technique. For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. The Small Cap and Small Cap II Portfolios invest primarily, and the other Funds may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

Foreign Securities. The International Equity Fund may invest in foreign securities without limit. The Small Cap Portfolio and the Small Cap II Portfolio limit their investments in foreign securities to 15% of their respective total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. The Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded.

Investing in Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currencies in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

The International Equity Fund may invest any portion of its assets in securities denominated in a particular currency. The portion of the International Equity Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions.

Each Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to hedge against changes in foreign currency exchange rates, although the Equity, the Small Cap and Small Cap II Portfolios have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Emerging Markets. The International Equity Fund is permitted to invest up to 25% of its total assets in issuers located in emerging markets. The Equity, Small Cap and Small Cap II Portfolios may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Depositary Receipts and Depositary Shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

Money Market Instruments and Short-Term Securities. Although each Fund intends to stay invested in equity and equity-related securities to the extent practical in light of its objective, each Fund may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions. The Small Cap Portfolio and Small Cap II Portfolio may hold up to 20% of their total assets in money market instruments and Short-Term Obligations without regard to the liquidity needs of their portfolios. Each Fund may also maintain cash balances and invest in money market instruments and Short-Term Obligations without limitation as a temporary defensive measure.

Money market instruments in which the Funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of a Fund's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. Up to 5% of a Fund's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality.

Generally, U.S. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury,
(c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to determine its rating category. If the rating of a security held by a Fund is downgraded below the minimum rating, the Adviser will determine whether to retain that security in the Fund's portfolio.

Investment Techniques and Related Risks

Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

Repurchase Agreements. Each Fund (except the International Equity Fund) may invest up to 10% of its net assets in repurchase agreements. The International Equity Fund is not subject to the same limit, except that investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities; however, the Equity Portfolio, the Small Cap Portfolio and Small Cap II Portfolio invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Boards of Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, the Funds may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, each Fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.

Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

Investment Restrictions. The investment objectives of the Portfolios and the Small Capitalization Equity Fund II are not fundamental and may be changed by the Boards of Trustees without the approval of shareholders. The investment objectives of the Equity Fund, the International Equity Fund and the Small Capitalization Equity Fund are fundamental and may not be changed without a vote of the applicable Fund's shareholders. If there is a change in a Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Portfolio's and Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval, except that the Equity Fund's 10% limit on repurchase agreements is fundamental. Each Fund and Portfolio has adopted fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Information About the Master-Feeder Structure

Each Standish Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each of the Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The International Equity Fund purchases securities directly and maintains its own individual portfolio.

In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Fund's interest in its Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay. If a Fund is requested to vote on a matter affecting the Portfolio in which it invests, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

From time to time, each Fund may advertise its annual total return which is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

The EAFE Index. The EAFE Index is a market capitalization weighted foreign securities index which is widely used to measure the performance of European, Australian, and Far Eastern stock markets. The EAFE Index currently includes over 1,000 companies drawn from the following 20 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

The Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization common stocks and is generally representative of unmanaged small capitalization stocks in the U.S. markets. A company's stock market capitalization is the total market value of its floating outstanding shares.

The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Dividends and Distributions

The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Equity Fund, Small Cap Fund and Small Cap II Fund will take into account their share of the income, gain or loss, expense, and any other tax items of its corresponding Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by the Fund's custodians (the "Custodians"). Investors Bank & Trust Company serves as custodian for the Equity Fund, Small Cap Fund and Small Cap II Fund and Morgan Stanley Trust Company serves as custodian for the International Equity Fund. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares of the Funds. Each Fund requires minimum initial investments of $100,000. Additional investments must be in amounts of at least $10,000. Certificates for Fund shares are not issued. Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodians that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or the Advisers.

In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the applicable Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund by securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

Net Asset Value

Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of their investments in the corresponding Portfolio and other assets in the case of the Standish Feeder Funds), subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no reported transactions are valued at the last quoted bid prices. Securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by the applicable Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by Investors Bank and Trust Company, the Funds' transfer agent, to be representative of fair levels at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

Exchange of Shares

Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes the Advisers, Standish Fund Distributors, the Trust and the Custodians to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither the Advisers, Standish Fund Distributors, the Trust, the applicable Fund, the Custodians, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

* * *

The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimums.

Management

Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Advisers. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement and manages the International Equity Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and a Director of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President and a Director of SIMCO.

Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of March 31, 1997, Standish or SIMCO managed approximately $31 billion of assets.

The Equity Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January 1991 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of SIMCO (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

The International Equity Fund's portfolio manager is Remi J. Browne, who has been primarily responsible for the day-to-day management of the Fund's portfolio since December 1996. During the past five years, Mr. Browne has served as Vice President and Chief Investment Officer of SIMCO and Vice President of Standish since 1996 and as Managing Director of Ark Asset Management Company, New York, prior thereto. The Small Capitalization Equity Portfolio's portfolio manager is Nicholas S. Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1990 and of the Portfolio's portfolio since the

Fund's conversion to the master-feeder fund structure on May 3, 1996. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish.

The Small Capitalization Equity Portfolio II's portfolio has two portfolio managers: Mr. Nicholas S. Battelle and Mr. Andrew L. Beja. Mr. Battelle has been primarily responsible for the day-to-day management of the Portfolio since 1990. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish. Mr. Beja has been associated with Standish since March 1996 as Senior Analyst on the small capitalization company team and is a Vice President of Standish. Prior to joining Standish, Mr. Beja was a Vice President and analyst at Advest, Inc. from 1985-1996.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manages the Portfolios' investments and SIMCO manages the International Equity Fund's investments in accordance with their respective investment objectives and policies, recommend investment decisions, place orders to purchase and sell securities and permit the Portfolios' and the Funds to use the name "Standish." For these services, each Portfolio pays Standish and the International Equity Fund pays SIMCO a monthly fee at a stated annual percentage rate of such Portfolio's ("Fund's") average daily net asset value:

                                          Actual Rate
                                 Contractual       Paid for the
                                 Advisory Fee      Year Ended
                                  Annual Rate   December 31, 1996
                                  -----------   -----------------
Equity Portfolio                     0.50%            0.50%
Small Cap Equity Portfolio           0.60%            0.60%
Small Cap Equity II Portfolio        0.60%            0.00%*
International Equity Fund            0.80%            0.00%*

----------
*The applicable Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Small Cap II Fund and the International Equity Fund to 0.00% and 1.00%, respectively, of the applicable Fund's average daily net assets. (The International Equity Fund was subject to a different expense limitation prior to April 1, 1997.) The Advisers may terminate or revise these agreements at any time although they have no current intention to do so. If an expense limit is exceeded, the compensation due to an Adviser shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Administrator. Standish serves as administrator to the Equity Fund, Small Cap Fund and Small Cap II Fund. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows these Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the respective Adviser under the investment advisory agreements or the administration agreement.

Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the

Portfolio's administrator. Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The International Equity Fund, since it does not invest in a corresponding portfolio, bears all of the expenses listed above for both the Portfolios and the Funds. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."

Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolios and the International Equity Fund. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the International Equity Fund. The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making their selection.

Federal Income Taxes

Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. No portion of such dividends paid by the International Equity Fund is expected to qualify for the corporate dividends received deduction under the Code. A portion of such dividends paid by the other Funds will generally qualify for that deduction, subject to certain requirements and limitations under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.

The International Equity Fund and the Portfolios may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The International Equity Fund may, but the other Funds are not likely to, qualify to elect to pass certain qualifying foreign taxes through to shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information from the Trust if this election is made for any year.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares

The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust. Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodians

Investors Bank & Trust Company, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian for all cash and securities of the Portfolios and the Equity Fund, Small Cap Equity Fund and Small Cap Equity II Fund.

Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities of the International Equity Fund.

Transfer Agent and Dividend Disbursing Agent

Investors Bank & Trust Company, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serves as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and Portfolios' financial statements annually.

Legal Counsel

Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

Tax-Certification Instructions

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

Standish Group of Equity Funds

Investment Adviser

Standish, Ayer & Wood, Inc.
One Financial Center
Boston, Massachusetts  02111
(Equity Fund, Small Capitalization Equity Fund and
Small Capitalization Equity Fund II)

Investment Adviser

Standish International Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(International Equity Fund)

Principal Underwriter

Standish Fund Distributors, L.P.
One Financial Center
Boston, Massachusetts  02111

Custodian

Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street
Boston, Massachusetts  02116
(Equity Fund, Small Capitalization Equity Fund and
Small Capitalization Equity Fund II)

Independent Accountants

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109

Custodian

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York  11201
(Standish International Equity Fund)

Legal Counsel

Hale and Dorr LLP
60 State Street
Boston, Massachusetts  02109

May 1, 1997

                         STANDISH GROUP OF EQUITY FUNDS

                              STANDISH EQUITY FUND

                       STANDISH INTERNATIONAL EQUITY FUND

                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

    This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Equity Fund ("Equity Fund"), the Standish Small Capitalization Equity Fund ("Small Capitalization Fund"), the Standish Small Capitalization Equity Fund II ("Small Capitalization II Fund") and the Standish International Equity Fund ("International Equity Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


                                    Contents
Investment Objective and Policies..................2
Investment Restrictions............................8
Calculation of Performance Data...................11
Management .......................................14
Redemption of Shares..............................21
Portfolio Transactions............................21
Brokerage Commissions.............................22
Determination of Net Asset Value..................22
The Funds and Their Shares........................23
The Portfolio and its Investors...................23
Taxation..........................................23
Additional Information............................26
Experts and Financial Statements..................26

                        INVESTMENT OBJECTIVE AND POLICIES

    The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.

    The Equity Fund invests all of its investible assets in the Standish Equity Portfolio (the "Equity Portfolio"). The Small Capitalization Equity Fund invests all of its investible assets in the Standish Small Capitalization Equity Portfolio (the "Small Capitalization Portfolio"). The Small Capitalization Equity Fund II invests all of its investible assets in the Standish Small Capitalization Equity Portfolio II (the "Small Capitalization II Portfolio"). These three Funds are sometimes referred to in this Statement of Additional Information as Standish Feeder Funds.

    Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company, and each Portfolio has the same investment objective and restrictions as its corresponding Fund. Standish, Ayer and Wood, Inc. ("Standish") is the investment adviser to the Portfolios. Standish International Management Company, L.P. ("SIMCO") is the investment adviser to the International Equity Fund. Both Standish and SIMCO are sometimes referred to herein as the "Adviser" or collectively as the "Advisers".

    The Prospectus describes the investment objective of the Standish Feeder Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Standish Feeder Funds correspond directly to those of their respective Portfolios, the following discusses the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of each Fund's and each Portfolio's investment objective, policies and restrictions. For purposes of the discussion in this section of this Statement of Additional Information, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Capitalization Portfolio, the Small Capitalization II Portfolio and the International Equity Fund, unless otherwise noted.

Suitability and Risk Factors

    An investor should not expect, and the Funds do not intend, that each Fund will provide an investment program which meets all of the requirements of that investor. The companies in which the Small Capitalization and Small Capitalization II Portfolios invest generally reinvest their earnings, and dividend income should not be expected. Also, notwithstanding the Funds' ability to spread risk by holding securities of a number of companies, shareholders should be able and be prepared to bear the risk of investment losses which may accompany the investments contemplated by each Fund.

Common Stocks

    The common stocks of small growth companies in which the Small Capitalization Portfolio invests typically have market capitalizations up to $700 million. The common stocks of the companies in which the Small Capitalization II Portfolio invests typically have market capitalizations up to $1 billion. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds with median portfolio market capitalizations of less than $ 1 billion. Their investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish believes that the securities of small companies are overvalued, their portfolios may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of each Portfolio's total assets. Both Portfolios will attempt to reduce risk by diversifying their investments within the investment policies set forth in the Prospectus and will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable.

Foreign Securities

    Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Fund will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

    The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Fund's shareholders.

    Investors should understand that the expense ratio of each Fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

    The Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and "Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Fund acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares (unsponsored Depository Receipts or Shares), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

Strategic Transactions

    Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

    In the course of pursuing its investment objective, a Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.). In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that a Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company

Risks of Strategic Transactions

    Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

    A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

    With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities covering the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

    If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

    Each Fund may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

    Each Fund may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

    Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

    Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

    Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

    Each Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

    Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

    A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

    Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

    To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German Deutsche mark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

    Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of each Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

    Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

    A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

    Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States

    When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts

    Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Money Market Instruments and Repurchase Agreements

    When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, each Fund may invest all or a portion of its assets in money market instruments or short-term interest-bearing securities. They may also invest uncommitted cash in such instruments and securities.

    Money market instruments include short-term U.S. government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.

    U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

    A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by a Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Funds (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Funds' custodian bank until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

    The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Short-Term Debt Securities

    For defensive or temporary purposes, each Fund may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. These investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, nonnegotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.

    Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Portfolio Turnover

    Each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. A Fund may therefore generally change its investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.

                             INVESTMENT RESTRICTIONS

    The Funds and the Portfolios have adopted the following fundamental policies. Each Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

Standish Equity Fund and Equity Portfolio

    As a matter of fundamental policy, the Equity Portfolio (Equity Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
    (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.  Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
    (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

    The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

    Notwithstanding any fundamental or non-fundamental policy, the Equity Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Equity Fund.

International Equity Fund

    As a matter of fundamental policy, the International Equity Fund may not:

1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. Make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

    The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its assets in securities which are illiquid.

Small Capitalization Equity Fund and Small Capitalization Equity Portfolio

    As a matter of fundamental policy, the Small Capitalization Portfolio (Small Capitalization Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
    (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.  Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
    (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements with respect to 10% of the value of its net assets.

    The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

    Notwithstanding any fundamental or non-fundamental policy, the Small Capitalization Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the
SEC) in an open-end management investment company with substantially the same investment objective as the Small Capitalization Fund.

Small Capitalization Equity Fund II and Small Capitalization Equity Portfolio II

    As a matter of fundamental policy, the Small Capitalization Portfolio II (Small Capitalization Fund II) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (Fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
    (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.  Purchase or sell commodities or commodity contracts, except the Portfolio
    (Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

8. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

    For purposes of the fundamental investment restriction (1) regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

    The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of the its net assets.

    Notwithstanding any fundamental or non-fundamental policy, the Small Capitalization Fund II may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the
SEC) in an open-end investment company with substantially the same investment objective as the Fund.

    If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's or a Portfolio's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

    As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

    The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:

                                   Average Annual Total Return
                            Average   Annual  Total Return
Fund                        1-Year    5-Year    10-Year
----                        ------    ------    -------

Equity Fund                 26.84%    17.31%    19.84%(1)
                            -----     -----     -----

Small Capitalization
   Equity Fund              17.36%    15.61%    22.28%(2)
                            -----     -----     -----

Small Capitalization
   Equity Fund  II           1.90%(3)    N/A       N/A

International Equity Fund    7.44%     4.91%     5.42%(4)

----------
1 Equity Fund commenced operations on June 2, 1991.
2 Small Capitalization Equity Fund commenced operations on September 1, 1990.
3 Small Capitalization Equity Fund II commenced operations on December 23, 1996. 4 International Equity Fund commenced operations on December 8, 1988.

    These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

    In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Equity Fund
Quarter/Year                Net           Gross
--------------------------------------------------------------------------------

1Q91                      16.30%         16.50%
2Q91                      (2.76)         (2.53)
3Q91                       6.15           6.42
4Q91                       11.09          11.34
1991                       36.36          34.62
1Q92                      (2.77)         (2.52)
2Q92                      (2.63)         (2.38)
3Q92                       4.03           4.28
4Q92                       11.20          10.74
1992                       9.52           9.52
1Q93                       7.71           7.91
2Q93                       2.76           2.96
3Q93                       6.64           6.84
4Q93                       2.34           2.54
1993                       20.79          21.72
1Q94                      (2.30)         (2.13)
2Q94                      (3.14)         (2.96)
3Q94                       3.22           3.40
4Q94                      (1.50)         (1.33)
1994                      (3.78)         (3.10)
1Q95                       8.76           8.93
2Q95                       11.10          11.28
3Q95                       9.56           9.74
4Q95                       3.90           4.09
1995                       37.55          38.46
1Q96                       6.84           6.99
2Q96                       2.69           2.87
3Q96                       4.96           5.17
4Q96                       10.16          10.33
1996                       26.84          27.71

Small Capitalization Equity Fund
Quarter/Year                Net           Gross
--------------------------------------------------------------------------------

1Q91                      28.41%         28.68%
2Q91                       2.87           3.12
3Q91                       12.58          12.73
4Q91                       10.74          10.94
1991                       64.71          65.95
Quarter/Year                Net           Gross
--------------------------------------------------------------------------------

1Q92                       3.16           3.38
2Q92                      (12.15)        (11.92)
3Q92                       7.23           7.52

4Q92                       12.91          13.20
1992                       9.74           10.83
1Q93                       0.62           0.84
2Q93                       3.45           3.70
3Q93                       14.45          14.67
4Q93                       7.63           7.83
1993                       28.21          29.30
1Q94                      (3.48)         (3.29)
2Q94                      (4.39)         (4.19)
3Q94                       5.90           6.11
4Q94                      (1.42)         (1.22)
1994                      (3.66)         (2.88)
1Q95                       6.03           6.22
2Q95                       2.55           2.73
3Q95                       16.17          16.36
4Q95                       2.80           2.98
1995                       29.83          30.77
1Q96                       6.60           6.80
2Q96                       10.27          10.47
3Q96                      (2.98)         (2.80)
4Q96                      (2.91)         (3.11)
1996                       17.36          18.24

Small Capitalization Equity Fund II
Quarter/Year                Net           Gross
--------------------------------------------------------------------------------

4Q96                       1.90%          1.90%

International Equity Fund
Quarter/Year                Net           Gross
--------------------------------------------------------------------------------

1Q89                      (0.75)%        (0.05)%
2Q89                       1.16           1.25
3Q89                       11.97          12.37
4Q89                       5.67           5.70
1989                       18.79          20.20
1Q90                      (0.10)          0.29
2Q90                       5.81           6.21
3Q90                      (18.32)        (17.92)
4Q90                       4.90           5.31
1990                      (9.44)         (7.93)
1Q91                       6.65           6.96
2Q91                      (3.03)         (2.70)
3Q91                       6.77           7.12

Quarter/Year                Net           Gross
--------------------------------------------------------------------------------

4Q91                       1.18           1.64
1991                       11.73          13.31
1Q92                      (5.09)         (4.75)
2Q92                       0.62           1.05
3Q92                      (5.20)         (4.03)
4Q92                      (0.55)         (0.16)
1992                       0.95           0.55
1Q93                       7.23           7.57
2Q93                       3.11           3.48
3Q93                       8.45           8.77
4Q93                       15.32          15.64
1993                       38.27          40.01
1Q94                      (5.87)         (5.57)
2Q94                      (0.06)          0.22
3Q94                       2.84           3.17
4Q94                      (3.87)         (3.59)
1994                      (6.99)         (5.83)
1Q95                      (5.07)         (4.78)
2Q95                       2.57           2.86
3Q95                       2.41           2.68
4Q95                       2.31           2.68
1995                       2.01           3.26
1Q96                       2.38           2.51
2Q96                       4.89           5.02
3Q96                      (1.15)         (1.03)
4Q96                       1.22           1.34
1996                       7.44           7.97

    These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Capitalization Fund and Small Capitalization II Fund may compare their performances to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. The International Equity Fund may compare its performance to Morgan Stanley Capital International Index ("MSCI") and the Europe, Australia, Far East Index ("EAFE"). The EAFE-Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in European, Australian and Far Eastern securities markets and is based on month-end market capitalization. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

    The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio and the Fund's investment adviser.

Name, Address and Date of Birth           Position Held           Principal Occupation
                                           With Trust             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
*D. Barr Clayson, 7/29/35          Vice President and Trustee     Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.;
One Financial Center                                              Chairman and Director,
Boston, MA 02111                                                  Standish International
                                                                  Management Company, L.P.

Samuel C. Fleming, 9/30/40                   Trustee              Chairman of the Board
c/o Decision Resources, Inc.                                      and Chief Executive Officer,
1100 Winter Street                                                Decision Resources, Inc.;
Waltham, MA 02154                                                 through 1989, Senior V.P.
                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                 Trustee              William Joseph Maier
c/o Harvard University                                            Professor of Political Economy,
Cambridge, MA 02138                                               Harvard University

John H. Hewitt, 4/11/35                      Trustee              Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                      Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                           and New Hampshire

*Edward H. Ladd, 1/3/38            Trustee and Vice President     Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                   Managing Director, Standish, Ayer &
One Financial Center                                              Wood, Inc. since 1990;
Boston, MA 02111                                                  formerly President of  Standish, Ayer & Wood, Inc.
                                                                  Director of Standish International
                                                                  Management Company, L.P.

Caleb Loring III, 11/14/43                   Trustee              Trustee, Essex Street Associates
c/o Essex Street Associates                                       (family investment trust office);
P.O. Box 5600                                                     Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54             President and Trustee       Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                   and Managing Director,
One Financial Center                                              Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                  Executive Vice President and Director,
                                                                  Standish International Management Company, L.P.

Richard C. Doll, 7/8/48                  Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Vice President and Director,
Boston, MA 02111                                                  Standish International Management Company, L.P.

James E. Hollis III, 11/21/48       Executive Vice President      Vice President and Director,
c/o Standish, Ayer & Wood, Inc.           and Treasurer           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Name, Address and Date of Birth           Position Held           Principal Occupation
                                           With Trust             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Anne P. Herrmann, 1/26/56              Vice President and         Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.             Secretary             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                 Vice President           Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                   since October 1996; formerly Senior Vice President,
One Financial Center                                              Treasurer and Chief Financial Officer
Boston, MA  02111                                                 of Liberty Financial Bank Group (1993-95);
                                                                  prior to 1993, Corporate Controller,
                                                                  The Berkeley Financial Group

Caleb F. Aldrich, 9/20/57                Vice President           Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56              Vice President           Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.;
One Financial Center                                              Assistant Vice President and
Boston, MA 02111                                                  Compliance Officer,
                                                                  Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42            Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Remi Browne, 10/15/53                    Vice President           Vice President, Standish, Ayer & Wood, Inc
c/o Standish, Ayer & Wood, Inc.                                   Vice President and Chief Investment Officer
One Financial Center                                              of Standish International Management
Boston, MA 02111                                                  Company, L.P., prior to
                                                                  August 1996, Managing Director
                                                                  Ark Asset Management Company

Walter M. Cabot, 1/16/33                 Vice President           Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.;
One Financial Center                                              prior to 1991, President,
Boston, MA 02111                                                  Harvard Management Company
                                                                  Senior Adviser and Director of
                                                                  Standish International Management Company, L.P.

David H. Cameron, 11/2/55                Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Director of
Boston, MA 02111                                                  Standish International Management Company, L.P.


Karen K. Chandor, 2/13/50                Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                 Vice President           Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Name, Address and Date of Birth           Position Held           Principal Occupation
                                           With Trust             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Susan B. Coan, 5/1/52                    Vice President           Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63              Vice President           Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Vice President,
Boston, MA 02111                                                  Standish International Management Company, L.P.

Joseph M. Corrado, 5/13/55               Vice President           Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48             Vice President           Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Director, Standish International
Boston, MA 02111                                                  Management Company, L.P.

Mark A. Flaherty, 4/24/59                Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Vice President
Boston, MA  02111                                                 Standish International Management Company, L.P.

Maria D. Furman, 2/3/54                  Vice President           Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Vice President and Director,
Boston, MA 02111                                                  Standish International Management Company, L.P.

Ann S. Higgins, 4/8/35                   Vice President           Vice President,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51              Vice President           Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              since December 1995; formerly
Boston, MA  02111                                                 Vice President, Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62             Vice President           Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                   since November 1993; formerly,
One Financial Center                                              Investment Sales,
Boston, MA 02111                                                  Cigna Corporation (1993) and
                                                                  Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43          Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Name, Address and Date of Birth           Position Held           Principal Occupation
                                           With Trust             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
George W. Noyes, 11/12/44                Vice President           President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Director of
Boston, MA 02111                                                  Standish International Management Company, L.P.

Arthur H. Parker, 8/12/35                Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                Vice President           Vice President,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center                                              Executive Vice President and Director
Boston, MA 02111                                                  Standish International Management Company, L.P.

Austin C. Smith, 7/25/52                 Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David C. Stuehr, 3/1/58                  Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                    Vice President           Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc. since
One Financial Center                                              April, 1990; formerly Vice
Boston, MA 02111                                                  President, Aetna Life & Casualty
                                                                  President and Director,
                                                                  Standish International Management Company, L.P.

Michael W. Thompson, 3/31/56             Vice President           Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher W. Van Alstyne, 3/24/60      Vice President           Vice President,
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc.;
One Financial Center                                              Formerly Regional Marketing Director,
Boston, MA 02111                                                  Gabelli-O'Connor Fixed Income Management
One Financial Center                                                 Formerly Regional Marketing Director,
Boston, MA 02111                                                   Gabelli-O'Connor Fixed Income Management

* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

    Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.

    The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:

                                   Aggregate Compensation from the Funds
                                                                                      Pension or
                                                                                      Retirement
                                                                                       Benefits
                                                                                      Accrued as  Total Compensation
                                           Small           Small                       Part of     from Funds and
                              Equity  Capitalization  Capitalization    International   Funds'    Portfolio and Other
Name of Trustee               Fund**   Equity Fund**  Equity Fund II**  Equity Fund    Expenses    Funds in Complex*
---------------------------------------------------------------------------------------------------------------------
D. Barr Clayson                  $0          $0              $0               $0          $0              $0
Samuel C. Fleming              $851      $1,887              $2             $624          $0         $49,250
Benjamin M. Friedman           $787      $1,743              $2             $576          $0         $45,500
John H. Hewitt                 $787      $1,743              $2             $576          $0         $45,500
Edward H. Ladd                   $0          $0              $0               $0          $0              $0
Caleb Loring, III              $787      $1,743              $2             $576          $0         $45,500
Richard S. Wood                  $0          $0              $0               $0          $0              $0

* As of the date of this Statement of Additional Information there were 20 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1996.

** The Fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.

Certain Shareholders

    Except as noted below for the Small Capitalization II Fund, at February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. The Trustees and Officers of the Trust as a group beneficially owned approximately 95% of the then outstanding shares of the Small Capitalization II Fund at that date. At February 1, 1997, the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund, each beneficially owned approximately 100% of the then outstanding interests of the Equity Portfolio, Small Capitalization Portfolio and Small Capitalization II Portfolio, respectively, and therefore controlled their corresponding Portfolios. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Equity Fund

                                      Percentage of
Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
Saturn & Co.                               14%
FBO The Boston Home
P.O. Box 1537
Boston, MA  02205

Shipley Company, Inc.                      8%
455 Forest Street
Marlborough, MA 01752

Teamsters Local Union 918 Pension Fund     5%
2137-47 Utica Avenue
Brooklyn, NY  11234

Small Capitalization Equity Fund

                                      Percentage of
Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
Bingham, Dana & Gould                      8%
Trust Department
150 Federal Street
Boston, MA 02110

Rosemount Aerospace Profit Sharing Plan    6%
Norwest Bank Minnesota, N.A. Trustee
733 Marquette Avenue MS 0036
Minneapolis, MN  55479
Citibank, FSB as Trustee for Lutheran

Health Systems Employee's Pension Plan     6%
c/o Citibank
111 Wall Street, 20th Floor
New York, NY  10043

Small Capitalization Equity Fund II

                                      Percentage of
Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
Edward H. Ladd                             10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Christina D. Wood*                         20%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Dolores S. Driscoll                        10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Richard C. Doll                            10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Maria D. Furman                            6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Arthur H. Parker                           6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

James E. Hollis                            6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Walter M. Cabot                            6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

George W. Noyes                            5%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Dorothy G. Battelle+
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

*Christina D. Wood is the wife of Richard S. Wood, President and Trustee of the Trust

+Dorothy G. Battelle is the wife of Nicholas S. Battelle, a Vice President of the Trust

International Equity Fund

                                      Percentage of
Name and Address                   Outstanding Shares
--------------------------------------------------------------------------------
Allendale Mutual Insurance Co.             8%
P. O. Box 7500
Johnston, RI 02919

NationsBank of Texas, NA                   7%
TTEE FBO
Keystone Thermometrics Master Trust
P.O. BOX 831575
Dallas, TX  75283

Lumber Mutual Insurance                    7%
One Speen Street
Framingham, MA 01701

First Union National Bank                  7%
Cannon Foundation
a/c# 1028851439
401 S. Tryon St. CMG 1151
Charlotte, NC  28288

Fletcher Allen Health Care
 Depreciation Fund                         7%
One Burlington Square
Burlington, VT  05401

Trustees of Reservations                   6%
572 Essex STreet
Beverly, MA  01915

OLSEN & Co.                                6%
P.O. Box 92800
Rochester, NY  14692

Bingham Dana & Gould                       5%
Trust Department
150 Federal Street
Boston, MA  02110

    *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser

    Standish serves as the adviser to the Equity Portfolio, Small Capitalization Portfolio and Small Capitalization II Portfolio pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, Standish managed directly the assets of the Equity and Small Capitalization Funds pursuant to investment advisory agreements. These agreements were terminated by Equity and Small Capitalization Funds on such date subsequent to the approval by the Funds' shareholders on March 29, 1996 to implement certain changes in the Funds' investment restrictions which enable the Funds to invest all of their investable assets in the Equity Portfolio and Small Capitalization Portfolio, respectively. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

    The following, constituting all of the Directors and all of the shareholders of Standish, are the Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, and Richard S. Wood.

    SIMCO serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director and Adviser to SIMCO and a Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Vice President and director of Standish and the President of the Trust, is the Executive Vice President of SIMCO.

    Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios or the International Equity Fund for any costs incurred. In addition to those services, the Adviser provides the Intermittent Equity Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the Intermittent Equity Fund's or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                           Contractual Advisory Fee Rate
                               (as a percentage of
Fund                         average daily net assets)
--------------------------------------------------------------------------------
Equity Portfolio                       0.50%

Small Capitalization
  Equity Portfolio                     0.60%

Small Capitalization
  Equity Portfolio II                  0.60%

International Equity Fund              0.80%

    During the last three fiscal years ended December 31, the Funds and the Portfolios paid advisory fees in the following amounts:

Fund                        1994     1995      1996
--------------------------------------------------------------------------------
Equity Fund                422,731  555,164  163,530(1)

Equity Portfolio             N/A      N/A    345,301(2)

Small Capitalization
  Equity Fund              557,359  871,879  396,796(1)

Small Capitalization
  Equity Portfolio           N/A      N/A    920,742(2)

Small Capitalization
  Equity Fund II             N/A      N/A       0(3)

Small Capitalization
  Equity Portfolio II        N/A      N/A       62

International Equity Fund  841,166  704,283    7,841

----------
1 Equity Fund and Small Capitalization Fund were converted to the master/feeder fund structure on May 3, 1996 and do not pay directly advisory fees after that date. Each such Fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.

2 The Equity Portfolio and Small Capitalization Portfolio commenced operations on April 26, 1996.

3 The Small Capitalization Equity II commenced operations on December 23, 1996.
  The Adviser voluntarily agreed not to impose its advisory fee for the period through December 31, 1996.

    Pursuant to the investment advisory agreements, each Portfolio and the International Equity Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, and the International Equity Fund and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

    Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

    In an attempt to avoid any potential conflict with portfolio transactions for the International Equity Fund and the Portfolios, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the International Equity Fund and its shareholders, and the Portfolios and their investors, come before those of the Adviser and its employees.

Administrator of the Fund

    Standish also serves as the administrator ("Fund Administrator") to the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund pursuant to written administration agreements with the Trust on behalf of these Funds. Certain services provided by the Fund Administrator under the administration agreements are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. Each of the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund's administration agreements can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio

    IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to each of the Portfolios (the "Portfolio Administrator") pursuant to written administration agreements with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each Portfolio in the amount of $7,500 annually. The Portfolios' administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

    Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

    Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

    The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS

    The Adviser is responsible for placing the International Equity Fund's and each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the International Equity Fund and the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Equity Fund and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the International Equity Fund and the Portfolios effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the International Equity Fund and the Portfolios under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

    The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the International Equity Fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Equity Fund or a Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                                          Aggregate Brokerage
                                    Commissions Paid by the Fund or
                                        portfolio transactions
--------------------------------------------------------------------------------
Equity Fund                         422,731    555,164    163,530(1)
Fund                                 1994       1995       1996
Equity Fund(1)                     $287,545   $416,680    $80,855
Equity Portfolio(2)                  N/A        N/A      $148,871(5)
Small Capitalization
  Equity Fund(3)                   $512,334   $859,777   $162,096
Small Capitalization
  Equity Portfolio                   N/A        N/A      $255,346(5)
Small Capitalization
  Equity Fund II(4)                  N/A        N/A        N/A
Small Capitalization
  Equity Portfolio II                N/A        N/A        $3,480
International Equity Fund          $240,006   $439,738   $286,838

1 The Fund was converted to the master-feeder structure on May 3, 1996 and does not directly pay brokerage commissions after that date. The Fund bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

2 At December 31, 1996, the Portfolio held the following amounts of securities of its regular brokers or dealers: Travelers, $1,574,000.

3 The Fund was converted to the master-feeder structure on May 3, 1996 and does not directly pay brokerage commissions after that date. The Fund bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

4 The Fund is a Feeder Fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

5 The Portfolio commenced operations on May 3, 1996.

                        DETERMINATION OF NET ASSET VALUE

    Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

    The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Equity, Small Capitalization and Small Capitalization II Funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. on the following Business Day.

    Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotation are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

    Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or Portfolio are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

    Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

    Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

    Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Equity, Small Capitalization and Small Capitalization II Funds invest all of their investible assets in other open-end investment companies.

    All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

    Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

    Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

    Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like their corresponding Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

    Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

    Each series of the Trust, including each Funds, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

    Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Equity Fund, Small Capitalization Fund and Small

Capitalization II Fund invest their assets in the Equity, Small Capitalization and Small Capitalization II Portfolios, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

    Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

    Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

    Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

    Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or a Portfolio's ability to enter into futures, options or currency forward transactions.

    Certain options, futures or currency forward transactions undertaken by a Fund or a Portfolio may cause the Fund or Portfolio to recognize gains or losses from marking to market even though the Fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by the International Equity Fund or realized by a Portfolio and allocable to the corresponding Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

    The Federal income tax rules applicable to currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

    Foreign exchange gains and losses realized by a Portfolio and the International Equity Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' or the International Equity Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain a Fund is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund plus any such gain the Funds may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

    Each Portfolio and the International Equity Fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of a Fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolios are such that each Fund that invests in a Portfolio expects that it generally will not meet this 50% requirement, shareholders of each such Fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute.

    The International Equity Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

    If the International Equity Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the International Equity Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

    If a Portfolio or the International Equity Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolios and the International Equity Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

    Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

    For purposes of the dividends received reduction available to corporations, dividends received by a Portfolio and allocable to its corresponding Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. The International Equity Fund is unlikely to earn a substantial amount of qualifying dividends, but the Portfolios' dividend income, if any, probably will generally qualify for this deduction. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

    Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

    At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

    Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

    Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

    Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.

                             ADDITIONAL INFORMATION

    The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS

    Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of Equity Fund, International Equity Fund and Small Capitalization Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Equity Portfolio, Small Capitalization Portfolio and Small Capitalization II Portfolio's financial statements contained in their corresponding Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)   Financial Statements:

Included in Part A of Standish International Equity Fund, Standish Equity Fund, Standish Small Capitalization Equity Fund and Standish Small Capitalization Equity Fund II:

      Financial Highlights

Included in Part B of Standish International Equity Fund, Standish Equity Fund, Standish Small Capitalization Equity Fund and Standish Small Capitalization Equity Fund II:

      Schedule of Portfolio Investments
      Statement of Assets and Liabilities
      Statement of Operations
      Statement of Changes in Net Assets
      Financial Highlights
      Notes to Financial Statements
      Independent Auditors' Report


(b)   Exhibits:

      (1)   Agreement and Declaration of Trust dated August 13, 1986*

      (1A)  Certificate of Designation of Standish Fixed Income Fund**

      (1B)  Certificate of Designation of Standish International Fund**

      (1C)  Certificate of Designation of Standish Securitized Fund**

      (1D)  Certificate of Designation of Standish Short-Term Asset Reserve
            Fund**

      (1E)  Certificate of Designation of Standish Marathon Fund*

      (1F)  Certificate of Amendment dated November 21, 1989*

      (1G)  Certificate of Amendment dated November 29, 1989*

      (1H)  Certificate of Amendment dated April 24, 1990*

      (1I)  Certificate of Designation of Standish Equity Fund**

      (1J) Certificate of Designation of Standish International Fixed Income Fund**

      (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund*

      (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

      (1M)  Certificate of Designation of Standish Global Fixed Income Fund*

      (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II**

      (1O) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund**

      (1P) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

      (1Q) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II**

      (1R) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund**

      (2)   Bylaws of the Registrant*

      (3)   Not applicable

      (4)   Not applicable

      (5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

      (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

      (5C) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

      (5D) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund**

      (5E) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund**

      (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

      (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

      (5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

      (5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund**

      (5J) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer and Wood, Inc. relating to Standish International Fund*

      (5K)  Form of Assignment of Investment Advisory Agreement*

      (6A) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.**

      (6B) Most recently dated/filed revised Appendix A to Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.**

      (7)   Not applicable

      (8A) Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

      (8B) Most recently dated/filed revised Appendix A to Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

      (8C) Master Custody Agreement between the Registrant and Morgan Stanley Trust Company*

      (9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

      (9B) Most recently dated/filed revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

      (9C) Master Administration Agreement between the Registrant and Investors Bank & Trust Company**

      (9D) Most recently dated/filed revised Exhibit A to Master Administration Agreement between the Registrant and Investors Bank & Trust Company**

      (9E) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant**

      (9F) Most recently dated/filed revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant**

      (10A) Opinion and Consent of Counsel for the Registrant**

      (11A) Consent of Independent Public Accountants***

      (11B) Consent of Independent Public Accountants***

      (11C) Consent of Independent Public Accountants***

      (12)  Not applicable

      (13)  Not applicable

      (14)  Not applicable

      (15)  Not applicable

      (16)  Performance Calculations**

      (17)  Not applicable

      (18)  Not applicable

      (19A) Power of Attorney for Registrant (Richard S. Wood)**

      (19B) Power of Attorney for Registrant (James E. Hollis, III)**

      (19C) Power of Attorney for Registrant (Samuel C. Fleming)**

      (19D) Power of Attorney for Registrant (Benjamin M. Friedman)**

      (19E) Power of Attorney for Registrant (John H. Hewitt)**

      (19F) Power of Attorney for Registrant (Edward H. Ladd)**

      (19G) Power of Attorney for Registrant (Caleb Loring III)**

      (19H) Power of Attorney for Registrant (D. Barr Clayson)**

      (19I) Power of Attorney for Registrant (Paul G. Martins)**

      (19J) Power of Attorney for Portfolio Trust (Richard S. Wood)**

      (19K) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin
            M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)**

      (19L) Power of Attorney for Portfolio Trust (Paul G. Martins)**

      ----------
      *     Filed as an exhibit to Registration Statement No. 33-10615 and incorporated herein by reference thereto.
      **    Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.
      ***   Filed herewith.

Item 25.    Persons Controlled by or under Common Control with Registrant

      No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.    Number of Holders of Securities

      Set forth below is the number of record holders, as of September 30, 1997, of the shares of each series of the Registrant.

                                                Number of Record
      Title of Class                                 Holders
      --------------                            ----------------

      Shares of beneficial interest,
      par value $.01, of:

      Standish Fixed Income Fund                      484
      Standish Securitized Fund                         9
      Standish Short-Term Asset
           Reserve Fund                                88
      Standish International Fixed
           Income Fund                                211
      Standish Global Fixed Income Fund                53
      Standish Equity Fund                            155
      Standish Small Capitalization
           Equity Fund                                324
      Standish Massachusetts Intermediate
           Tax Exempt Bond Fund                        94
      Standish Intermediate Tax Exempt
           Bond Fund                                  136
      Standish International Equity Fund              184
      Standish Controlled Maturity Fund                16
      Standish Fixed Income Fund II                    10
      Standish Small Cap Tax-Sensitive
        Equity Fund                                   198
      Standish Tax-Sensitive Equity Fund              103
      Standish Equity Asset Fund                        1
      Standish Small Capitalization
           Equity Asset Fund                            0
      Standish Fixed Income Asset Fund                  0
      Standish Global Fixed Income Asset Fund           0
      Standish Small Capitalization Equity Fund II     44
      Standish Diversified Income Fund                 14

Item 27.    Indemnification

      Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Advisers

      The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

      The business and other connections of the officers and partners of Standish International Management Company, L.P. ("SIMCO"), the investment adviser to certain other series of the Registrant, are listed on the Form ADV of SIMCO as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

      The following sections of each such Form ADV are incorporated herein by reference:

            (a)  Items 1 and 2 of Part 2;

            (b)  Section IV, Business Background, of
                   each Schedule D.


Item 29.    Principal Underwriter

            (a) Standish Fund Distributors, L.P. serves as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

            (b)   Directors and Officers of Standish Fund Distributors, L.P.:

                        Positions and Offices      Positions and Offices
Name                    with Underwriter           with Registrant
----                    ---------------------      ---------------------

James E. Hollis, III    Chief Executive Officer    Vice President

Beverly E. Banfield     Chief Operating Officer    Vice President

      The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

            (c) Not applicable.

Item 30.    Location of Accounts and Records

      The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.    Management Services

      Not applicable

Item 32.    Undertakings

            (a)   Not applicable.

            (b) With respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund, Standish Global Fixed Income Asset Fund and Standish Diversified Income Fund, the Registrant undertakes to file a post- effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the applicable Post-Effective Amendment to its Registration Statement registering shares of such Funds.

            (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 11th day of November, 1997.


                                    STANDISH, AYER & WOOD
                                    INVESTMENT TRUST


                                    /s/ Paul G. Martins
                                    ---------------------------------
                                    Paul G. Martins, Treasurer

      The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature               Title                         Date


Richard S. Wood*              Trustee and President         November 11, 1997
----------------------        (principal executive officer)
Richard S. Wood


Paul G. Martins*              Treasurer (principal          November 11, 1997
----------------------        financial and accounting
Paul G. Martins               officer)


D. Barr Clayson*              Trustee                       November 11, 1997
----------------------
D. Barr Clayson


Samuel C. Fleming*            Trustee                       November 11, 1997
----------------------
Samuel C. Fleming


Benjamin M. Friedman*         Trustee                       November 11, 1997
----------------------
Benjamin M. Friedman


John H. Hewitt*               Trustee                       November 11, 1997
----------------------
John H. Hewitt


Edward H. Ladd*               Trustee                       November 11, 1997
----------------------
Edward H. Ladd


Caleb Loring III*             Trustee                       November 11, 1997
----------------------
Caleb Loring III


*By:  /s/ James E. Hollis, III
      ----------------------------
      James E. Hollis, III
      Attorney-In-Fact

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of November, 1997.


                                    STANDISH, AYER & WOOD
                                    MASTER PORTFOLIO


                                    /s/ Richard S. Wood
                                    --------------------------------
                                    Richard S. Wood, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed by the following persons pursuant to powers of attorney that were executed outside the United States in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature                    Title                               Date


Richard S. Wood*             Trustee and President         November 11, 1997
----------------------       (principal executive
Richard S. Wood              officer)


Paul G. Martins*             Treasurer (principal          November 11, 1997
----------------------       financial and accounting
Paul G. Martins              officer)


D. Barr Clayson*             Trustee                       November 11, 1997
----------------------
D. Barr Clayson


Samuel C. Fleming*           Trustee                       November 11, 1997
----------------------
Samuel C. Fleming


Benjamin M. Friedman*        Trustee                       November 11, 1997
----------------------
Benjamin M. Friedman

John H. Hewitt*               Trustee                       November 11, 1997
----------------------
John H. Hewitt


Edward H. Ladd*               Trustee                       November 11, 1997
----------------------
Edward H. Ladd


Caleb Loring III*             Trustee                       November 11, 1997
----------------------
Caleb Loring III


*By:  /s/ James E. Hollis, III
      ------------------------------
      James E. Hollis, III
      Attorney-In-Fact

                                 EXHIBIT INDEX


Exhibit

      (11A) Consent of Independent Public Accountants

      (11B) Consent of Independent Public Accountants

      (11C) Consent of Independent Public Accountants